EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND
CHIEF FINANCIAL OFFICER
PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the accompanying interim Report on Form 10-Q of General Automotive Company for the three months ended September 30, 2010, I certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to my knowledge, that:

(1)
the Interim Report on Form 10-Q of General Automotive Company for the three months ended September 30, 2010, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)
the information contained in the Interim Report on Form 10-Q for the three months ended September 30, 2010, fairly presents in all material respects, the financial condition and results of operations of General Automotive Company.

/s/ Dan Valladao
By:           Dan Valladao
Title:       Chief Executive Officer
November 22, 2010

/s/ Shawn Powell Joseph
By:           Shawn Powell Joseph
Title:    Chief Financial Officer
 November 22, 2010

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